EXHIBIT 10(ii)

                             NOTE PURCHASE AGREEMENT


                          AIMRITE HOLDINGS CORPORATION



THE SECURITIES WHICH ARE THE SUBJECT OF THIS NOTE PURCHASE AGREEMENT (AS IT MAY BE AMENDED FROM TIME TO TIME, THE "AGREEMENT") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT") OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS BY VIRTUE OF THE INTENDED COMPLIANCE OF AIMRITE HOLDINGS CORPORATION, WITH SECTION 3(b) OF THE SECURITIES ACT, THE PROVISIONS OF RULE 504 REGULATION d ("REGULATION D") UNDER SUCH ACT AND SIMILAR EXEMPTIONS UNDER STATE LAW. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), ANY STATE SECURITIES COMMISSION OR ANOTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS DOCUMENTATION IS DISTRIBUTED PURSUANT TO AN EXEMPTION FOR SMALL OFFERINGS UNDER THE RULES OF THE COLORADO SECURITIES DIVISION. THE SECURITIES DIVISION HAS NEITHER REVIEWED OR APPROVED ITS FORM OR CONTENT. THE SECURITIES DESCRIBED HEREIN MAY ONLY BE PURCHASED BY "ACCREDITED INVESTORS" AS DEFINED BY RULE 501 OF REGULATION D AND THE RULES OF THE COLORADO SECURITIES DIVISION.

         This Agreement has been executed by the undersigned purchaser (hereafter, the "Purchase") in connection with the private placement of that certain 8% Convertible Promissory Note (referred to herein as the "Note"), of AimRite Holdings Corporation (the "Company"), a publicly-held and traded corporation formed under the laws of the State of Nevada. The Note is being offered and sold in reliance upon, and the parties hereto each intend to comply with, the exemption from securities registration afforded by the provision of Rule 504 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act" or the "Securities Act"), and applicable provisions of the Colorado Revised Statutes (1998) and the regulations promulgated thereunder, including without limitation Section 11-51-308(1)(p), Regulation 51-3.13B and/or Regulation 51-3.19, as applicable. This Note Purchase Agreement (this "Agreement") is made as of September 7, 2000.

         Section 1.1 PURCHASE AND SALE OF THE NOTE. Upon the following terms and conditions, the Company shall issue and sell the Note to the Purchase, and the Purchaser shall purchase the Note from the Company. The Note shall be represented in the form of EXHIBIT A attached hereto and incorporated herein by reference. The Note is convertible in accordance with its terms into non-legended common stock of the Company, no par value per share ("Common Stock"). The Note shall be in the aggregate principle amount of US$1,000,000.00 and shall be sold at the Purchase Price (defined below), at the Closing (defined below). Interest on the Note shall be paid in accordance with the terms of the Note.

         Section 1.2 PURCHASE PRICE. The total aggregate purchase price for the Note (the "Purchase Price") shall be One Hundred Thousand Dollars
(US$100,000.00), which shall be paid in full at the Closing.

         Section 1.3 CLOSING.

         (a) The closing of the purchase and sale of the Note (the "Closing"), shall take place at the law offices of H. Glenn Bagwell, Jr. (the "Escrow Agent"), 3005 Anderson Drive, Suite 204, Raleigh, N.C., USA 27609 (telephone: 919.785.3113, telecopier 919.785.3116), on the later of the following (the "Closing Date"): (i) the date on which the last to be fulfilled or waived of the conditions set forth in Sections
                  4.1 and 4.2 hereof and applicable to the Closing shall be fulfilled or waived in accordance herewith, or (ii) such other time and place and/or on such other date as the Purchaser and the Company may agree.

         (b) On the Closing Date, the Company shall, through the Escrow Agent, deliver to the Purchaser the Note issued in the name of the Purchaser, and the Escrowed Shares (defined below). The Purchaser shall on the Closing Date deliver to the Escrow Agent on behalf of the Company the Purchase Price for the Note by wire transfer in immediately available funds to such account as shall be designated in writing by the Escrow Agent. Upon receipt of the Note and the Escrowed Shares, the Escrow Agent shall immediately deliver via wire transfer the Purchase Price (less any fees agreed to be paid by the Company) to the Company, and the Note to the Purchaser. The Escrowed Shares shall be held by the Escrow Agent in accordance with the terms of the Escrow Agreement (defined below), pending conversion of the Note in accordance with tits terms. In addition to the above, each party shall deliver to the Escrow Agent on behalf of the other all documents, instruments and writing required to be delivered by such party pursuant to this Agreement at or prior to the Closing.

         Section 1.4 REPORTING STATUS; COMPLIANCE WITH RULE 504. The Company represents and warrants that, as of the date of this Agreement, the Company is NOT subject to the reporting requirements of Section 13 or 15(d) of the Securities 1934 Act of 1934, as amended (the "1934 Act"), the Company is not an investment company or a developmental stage company that either has no specific business plan or purpose, and the Company is otherwise in compliance with the requirements of Rule 504 of Regulation D with respect to the offerings contemplated hereby, and is able to and does hereby offer and sell the Note and the underlying Common Stock (collectively the "Securities") in accordance with the provision of Rule 504 and with the applicable rules and regulations of the Colorado Revised Statutes (1998). The Company is able to issue the Note and the Escrowed Shares in accordance with such laws and regulations.

         Section 2.1 REGULATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser makes the following representations and warranties to the Company.

         (a) ACCREDITED INVESTOR; COLORADO CORPORATION. The Purchaser is an "accredited investor" under the definition set forth in Rule 501(a) of Regulation D, promulgated under the Securities Act. The Purchaser is a corporation or limited liability company duly authorized and validly existing under the laws of the State of Colorado. The Purchaser has the requisite corporate power to own its properties and to carry on its business as now being conducted, and to execute this Agreement and carry out its obligations with respect thereto.

         (b) SPECULATIVE INVESTMENT. The Purchaser is aware that an investment in the Securities is highly speculative and subject to substantial risks. The Purchaser is capable of bearing the high degree of economic risk and the burden of this venture, including, but not limited to, the possibility of complete loss of the Purchaser's investment in the Securities which make liquidation of this investment impossible for the indefinite future.

         (c) PRIVATELY OFFERED. The offer to acquire the Note was directly communicated to the Purchaser in such manner that the Purchaser was able to ask questions of and receive answers concerning the terms and conditions of this transaction. At no time was the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising or general solicitation, though the Purchaser acknowledges that such solicitation or advertising is permitted under federal and Colorado state law, so long as the Purchaser is an accredited investor.

         (d) PURCHASE OF NOTE. The Note is being acquired solely for the Purchaser's own account, and is not being purchased with a view to the resale, distribution, subdivision or fractionalization of the Note without proper registration with applicable securities administrators or an applicable exemption from such registration. The Purchaser is aware of any restrictions imposed on the transferability and resale of the Securities, including without limitation those imposed by the Colorado Revised Statutes (1998) and applicable regulations thereunder.

         (e) ACCESS TO INFORMATION. Purchaser or Purchaser's professional advisor has been granted the opportunity to ask question or and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of the offering of Securities, the Company, its business and prospects, and to obtain any additional information which Purchaser or Purchaser's professional advisor deems necessary to verify the accuracy and completeness of the information received.

         (f) RELIANCE ON OWN ADVISORS. Purchaser has relied on the advice of, or has consulted with, Purchaser's own tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act for any tax of legal advice, The foregoing, however, does not limit or modify Purchaser's right to rely upon representations and warranties of the Company in Section 2.2 of this Agreement and elsewhere herein, and any representations of any third parties acting as agents for or on the Company's behalf.

         (g) CAPABILITY TO EVALUATE. Purchaser has such knowledge and experience in financial and business matters so as to enable the Purchaser to utilize the information made available to it in connection with the offer of the Securities in order to evaluate the merits and risks of the prospective investment.

         (h) AUTHORITY. Purchaser has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Purchaser is executing this Agreement.

         Section 2.2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser:

         (a) ORGANIZATION AND QUALIFICATION. The Company (and each of its subsidiaries, if applicable) is a corporation duly incorporated and existing in good standing under the laws of the state in which it is incorporated and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect", for purposes of this Agreement, means any adverse effect on the business, operation, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlled by such entity taken as a whole.

         (c) AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue Securities and the Escrowed Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and not further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, (iv) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application) and (v) prior to the Closing Date, any necessary amendments to the Company's Articles of Incorporation authorizing Company to issue all of the Securities and the Escrowed Shares will have been filed with the Secretary of State of the state in which the Company is incorporated and will be in full force and effect, enforceable against the Company in accordance with the terms of such amended Articles of Incorporation.

         (c) AUTHORIZED CAPITAL; RIGHTS OF COMMITMENTS TO STOCK. As of August 1, 2000, the authorized capital stock of the Company consisted of 100,000,000 shares of Common Stock, of which approximately 31,000,000 shares were issued and outstanding as of such date, as well as shares of preferred stock, of which there were a number of Series B shares issued and outstanding as of such date.

         All of the outstanding shares of the Company's Common Stock and preferred stock have been validly issued and are fully paid and non-assessable. Except as stated above or as described in EXHIBIT C (attached only if applicable), no shares of Common Stock are entitled to registration rights or preemptive rights, and there are no (I) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities (not including the Note) or rights convertible into, any shares of capital stock of the Company, (II) contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or (III) options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities (whether the Note or other notes, debentures, preferred stock or otherwise) or rights convertible into shares of capital stock of the Company. EXHIBIT C shall specifically indicate registration rights associated with any such securities and whether the Company intends to register such securities or capital stock underlying such securities within one (1) year after the Closing Date.

         (d) ISSUANCE OF SECURITIES. The issuance of the Securities, including without limitation the Escrowed Shares, has been duly authorized and, when paid for and issued in accordance with the terms hereof, the Note shall be validly issued, fully paid and non-assessable and entitled to the rights described in EXHIBIT A hereto. The Common Stock issuable upon conversion of the Note and the Escrowed Shares will be duly authorized and reserved for issuance and, upon conversion, will be validly issued, fully paid and non-assessable, and the holders shall be entitled to all rights and preferences accorded to a holder of Common Stock.

         (e) NO CONFLICTS. The Company has furnished or made available to the Purchaser true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof (the "Articles"), and the Company's Bylaws, as in effect on the date hereof (the "By-Laws"). The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) result in a violation of the Company's Articles or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or assets of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Purchaser and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations that either singly or in the aggregate does not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing (other than any filing of a vote establishing a class or series of stock with the Secretary of State or similar authority of the state in which the Company is incorporated) or registration with any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Note in accordance with the terms hereof, except the filing of Form D with the SEC and, if required by Colorado law, with the Colorado Securities Division; provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein. The Company will send a copy of the Form D to the Escrow Agent once filed with the SEC and, if necessary, to the Colorado Securities Division, along with any other necessary fees or documentation.

         (f) REPORTING STATUS; FINANCIAL STATEMENTS. The Company is not as of the date hereof subject to the reporting requirements of Sections 13 or 15(d) of the 1934 Act. The Company is not an investment company or a developmental stage company that has no specific business plan or purpose.

         Except as set forth in EXHIBIT C, no information or documentation provided to the Purchaser as of the date hereof has contained any untrue statement of a material fact or has omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in EXHIBIT C, the financial statements of the Company provided to the Purchaser, if any, comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the Note thereto of (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed of summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         (g) NO MATERIAL ADVERSE CHANGE. Since at least July 31, 1999, no Material Adverse Effect has occurred or exists with respect to the Company or any of its subsidiaries.

         (h) NO UNDISCLOSED LIABILITIES. The Company and its subsidiaries have no material liabilities or obligations not disclosed to the Purchaser in writing, other than those incurred in the ordinary course of the Company's or any of its subsidiaries' respective businesses since July 31, 1999, which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or any of its subsidiaries.

         (i) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. No event or circumstances has occurred or exists with respect to the Company or any of its subsidiaries or their respective businesses, properties, prospects, operations or financial condition which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

         (j) No General Solicitation. Neither the Company, nor any of its affiliates, or, to the best of its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Securities, though the parties acknowledge that such general solicitation and general advertising is permitted under federal and Colorado state securities law, so long as sales are made only to accredited investors.

         (k) NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any of the Company's securities or solicited any offers to buy any of such securities, under circumstances that would prevent the Company from offering the Securities and delivering the Escrowed Shares pursuant to Rules 504.

         (l) ADDITIONAL REPRESENTATIONS. Neither the Company, its predecessors, any affiliated person or entity, any of the Company's officers, directors or beneficial owners of 10% or more of any class of the Company's equity securities, nor any underwriter (if any) of the Securities, nor any partner, director or officer of such underwriter:

                  (i) within the ten (10) year period prior to the date hereof, has filed a registration statement which is the subject of a currently effective registration stop order entered by any state securities administrator or the SEC;

                  (ii) within the ten (1) year period prior to the date hereof, has been convicted of any criminal offense in connection with the offer, purchase or sale of any security, or involving fraud or deceit;

                  (iii) is currently subject to any state or federal administrative enforcement order or judgment, entered within the last ten (10) years, finding fraud or deceit in connection with the purchase or sale of any security; or

                  (iv) is currently subject to any order, judgment or decree of any court of competent jurisdiction, entered within the last ten (10) years, temporarily, preliminarily or permanently restraining or enjoining such party from engaging or continuing to engage in any conduct or practice involving fraud or deceit in connection with the purchase or sale of any security.

         Section 3.1 SECURITIES COMPLIANCE. The Company shall to the extent required notify the SEC, the NASD and the NASDAQ OTC Bulletin Board Market and the National Quotation Bureau, Inc. as applicable, in accordance with their requirements, of the transaction contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required by applicable law, rule and regulation, for the legal and valid issuance of the Note, the Common Stock issuable upon conversion thereof, to the Purchaser.

         Section 3.2 REGISTRATION AND LISTING. Until at least one (1) year after all of the principal of the Note has been converted into Common Stock, the Company will take all action within its power to continue the listing or trading of its Common Stock on the National Quotation Bureau, Inc. "Pink Sheets" Market, or the OTC Bulletin Board Market (or other national exchange or market) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Quotation Bureau, Inc. the NASD and NASDAQ, as applicable. The covenants set forth in this Section 3.2 shall not be deemed to prohibit a merger, sale of all assets or other corporate reorganization if the entity surviving or succeeding to the Company is bound by this Agreement with respect to its securities issued in exchange for or in replacement of the Note or Common Stock or the consideration received for or in replacement of the Note or Common Stock is cash.

         Section 3.3 TRANSFER AGENT INSTRUCTIONS.

                  a. THE NOTE. Except as noted in Section 3.4 below, upon conversion of the Note, the Purchaser shall give a notice of conversion to the Company and the Company shall instruct its transfer agent to issue, and deliver to Purchaser within three business (3) days after the date of such notice of conversion, one or more certificates representing that number of shares of Common Stock into which the Note is convertible in accordance with the provision regarding conversion set forth in EXHIBIT A. The Company shall act as Note Registrar and shall maintain an appropriate ledger containing the necessary information with respect to the Note.

                  b. COMMON STOCK TO BE ISSUED WITHOUT RESTRICTIVE LEGEND. Upon the conversion of all or any portion of the Note, the Company shall instruct its transfer agent to issue certificates equivalent to the number of shares of Common Stock to be received upon such conversion, along with any shares issued as interest in accordance with the terms of the Note, without restrictive legend in the name of the Purchaser (or its nominee) and in such denominations to be specified at conversion by the Purchaser. The Common Stock shall be immediately freely transferable on the books and records of the Company.

                  c. REGISTRATION. If upon conversion of the Note effected by Purchaser pursuant to the terms of this Agreement the Company fails to issue certificates for shares of Common Stock issuable upon such conversion (the "Underlying Shares") to Purchaser bearing no restrictive legend of any kind for any reason, then the Company shall be required , at the request of Purchaser and at the Company's expense, to effect the registration of the Underlying Shares under the 1933 Act and all relevant "blue sky" laws as promptly as is practicable but in any event within the time limits specified in this Paragraph 3.3(C). The Company and Purchaser shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. The Company shall file a registration statement within thirty (30) days after Purchaser's demand therefore and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter and in any event within one hundred twenty (120) days from the initial filing thereof. Such best efforts shall include, without limitation, promptly responding to all comments received from the SEC and providing Purchaser's counsel with a contemporaneous copy of all written correspondence with the SEC. Once declared effective by the SEC, the Company shall cause such registration statement to remain effective until the earlier of:
                           (i) the sale by Purchaser of all Underlying Shares registered; or (ii) one hundred eighty (180) days after the effective date of such registration statement. In the event the Company undertakes to file a registration statement on Form S-3 in connection with the Common Stock, upon the effectiveness of such registration, Purchaser shall have the option to sell the Underlying Shares pursuant thereto. The foregoing shall not in any way limit Purchaser's rights in connection with the Common Stock or the Underlying Shares pursuant to Regulation D or otherwise. If the registration statement required hereunder is not declared effective by the SEC within the time limits stated in the Paragraph 3.3(c ), the Company will be liable to Purchaser for liquidated damages. Such liquidated damages shall be in the amount of three percent (3%) of the Purchase Price for each thirty (30) day period beginning on the date effectiveness was called for under this Paragraph 3.3( c) and ending on the date on which such registration statement is declare effective by the SEC. Said liquidated damages shall be pro-rated for the partial thirty (30) day period in which the registration statement is declared effective. Said liquidated damages shall be due and payable at the end of each such thirty (30) day period, and shall be paid in cash at the place specified in writing by Purchaser. After one (1) year from the Closing Date, such liquidated damages will cease to accrue and Purchaser may rely upon Rule 144 for conversion of the Note into Common Stock and for all sales of Common Stock received upon conversion.

         Section 3.4 ESCROW OF COMMON STOCK. As additional security for the transactions contemplated herein (and in the Note purchase agreements executed by the Company and third parties with respect to this offering(, the Company has agreed to place in escrow with the Escrow Agent 1,000,000 shares of non-restricted Common Stock ("Escrowed Shares"), in accordance with the terms of that escrow agreement attached to this Agreement as EXHIBIT B (the "Escrow Agreement"). With respect to the conversion of the Note, in addition to the provisions of Section 3.3 above, upon conversion of the Note into Common Stock in accordance with their terms, so long as a sufficient number of Escrowed Shares are held by the Escrow Agent to effect such a conversion, the Purchaser shall submit via facsimile a copy of each notice of conversion to the Escrow Agent, and the Escrow Agent shall transmit to the Purchaser via electronic transfer, or via delivery of one or more non-legended stock certificates (along with duly executed and Medallion guaranteed stock powers) representing, such number of Escrowed Shares as are specified in such notice of conversion. Such transfer, so long as in accordance with the terms of this Agreement, the Escrow Agreement and the notice of conversion delivered to the Escrow Agent, shall satisfy the conversion requirement of any portion of the Note so converted. If all (or such number that no further portion of the Note may be converted in full based upon the then-prevailing conversion price) of the Escrowed Shares are delivered to the Purchaser pursuant to conversion of the Note, but there is any portion of the Note still outstanding, the Purchaser may require the Company to place additional non-restricted Common Stock in escrow, which the Company shall place in escrow within three (3) business days after written request from the Purchaser to do so. The number of additional shares shall be equal to two and one-half times [(the outstanding principal of that portion of the Note not previously converted) divided by {(the then current bid price of the Common Stock, determined by taking the lowest closing bid price for the ten (10) trading days prior to such written request by Purchaser) multiplied by the ten applicable conversion rate as stated in the Notes}].

         Likewise, the Company agrees, and does hereby reaffirm and covenant, that, should the Purchaser, in good faith, reasonably deem itself insecure upon examination and consideration of the outstanding principal amount due under the Note and the number of Escrowed Shares remaining with the Escrow Agent, then the Purchaser may give the Company written notice of such fact via facsimile, and the Company will immediately (but in any event within three (3) business days after such facsimile notice) place with the Escrow Agent sufficient additional Shares to provide reasonable security for the Purchaser. For purposes of this paragraph, "reasonable security" on any given date shall mean a sufficient number of Escrowed Shares that, if all of the then-remaining outstanding principal of the Note were converted on that date at the applicable discount rate, then there would be at least two hundred fifty percent (250%) of the required number of Escrow Shares to effect such conversion in full. Thus, FOR EXAMPLE, if there were a $50,000 balance remaining on the Note, and the closing bid price were $4.25 per share, and the conversion price were $3.40 per share, then the Purchaser would be "reasonably secure" so long as there were 36,765 Escrowed Shares on deposit with the Escrow Agent [50,000/3.40 X 2.5 = 36,765].

         Upon conversion of all the outstanding principal amount of the Note, any and all remaining Escrow Shares shall be returned to the Company by the Escrow Agent in accordance with the terms of the Escrow Agreement or in accordance with the instructions of the Company.

         Section 3.5 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Securities for general working capital purposes. If specifically requested by the Purchaser, the Company will provide the Purchaser a schedule of the exact use of proceeds prior to Closing.

         Section 4.1 GENERAL CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO SELL THE NOTE. The obligation hereunder of the Company to issue and/or sell the Securities to the Purchaser is subject to the satisfaction, at the Closing, of each of the conditions set forth below. These conditions may be waived by the Company at any time in its sole discretion.

         (a) ACCURACY OF THE PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for any representations and warranties that are effective as of a particular, specified date).
         (b) PERFORMANCE BY THE PURCHASER. The Purchaser shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Purchaser at or prior to the Closing
         (c) NO INJUNCTION, NO LEGAL ACTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement. No legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by the Agreement.
         (d)      [Intentionally left blank.]
         (e) EXECUTION. The Purchaser shall have executed this Agreement and the Escrow Agreement, and delivered said documents to the Escrow Agent on behalf of the Company.

         (f) PURCHASE PRICE. The Purchaser shall have delivered the applicable Purchase Price for the Note, in accordance with Sections 1.2 and 1.3 above.

         Section 4.2 GENERAL CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER TO PURCHASE THE NOTE. The obligation hereunder of the Purchaser to acquire and pay for the Securities is subject to the satisfaction, at the Closing, of each of the conditions set forth below. These conditions may be waived by the Purchaser at any time in its sole discretion.

         (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that are effective as of a particular, specified date).

         (b) PERFORMANCE BY THE COMPANY. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company pursuant to this Agreement and the Escrow Agreement at or prior to the Closing, unless any such agreement or condition is waived by the Purchaser in writing at or prior to Closing.

         (c) TRADING AND LISTING. The Company shall not have received notice of, and trading in the Company's Common Stock shall not have been, suspended by the SEC or a national securities exchange or market (currently the National Quotation Bureau, Inc., "Pink Sheets" Market) (except for any suspension of trading of limited duration agreed to between the Company and the principal exchange on which the Common Stock is traded solely to permit dissemination of material information regarding the Company) or delisted by such exchange or market, and trading in securities generally as reported by such exchange shall not have any prior time been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such exchange.

         (d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

         (e) EXECUTION. The Company shall have executed this Agreement, the Escrow Agreement and the Note, and delivered such documents and the Note, along with the Escrowed Shares, to the Escrow Agent on behalf of the Purchaser.

         Section 5.1 NO LEGEND ON STOCK. No certificate representing the Common Stock issued upon conversion of the Note shall contain any restrictive legend of any kind.

         Section 6.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Purchaser. This Agreement may be terminated by action of the respective Board of Directors or other governing body of the Purchaser or the Company at any time if the Closing shall not have been consummated by the tenth (10th) business day following the date of this Agreement, provided that the party seeking to terminate the Agreement is not in breach of the Agreement. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the twentieth (20th) business day following the date of this Agreement, PROVIDED, HOWEVER, that any such termination shall not terminate the liability of any party which is then in breach of the Agreement.

         Section 7.1 FEES AND EXPENSES. The Company shall pay the fees, commissions and expenses of its advisers, brokers, finders, counsel, accountants and other experts, if any, and all other expenses associated therewith, in accordance with their respective agreements. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Note and all Common Stock pursuant thereto and hereto.

         Section 7.2 SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION; INDEMNIFICATION.

         (a) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.

         (b) The Company and the Purchaser each (i) hereby irrevocably submits to the jurisdiction of the United States District Court and other courts of the United States sitting in the city of Denver, state of Colorado for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and the Purchaser each consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

         (c) To the extent permitted by law, the Company will indemnify, hold harmless and defend the Purchaser, the directors, officers and each person who controls the Purchaser within the meaning of the 1933 Act or the 1934 Act, if any (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, together with actions, proceedings or inquiries by any regulatory or self regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon:
(i) any untrue statement or alleged untrue statement of a material fact in this Agreement or the omission or alleged omission to state a material fact therein required to be stated or necessary to make the statements herein not misleading,
(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or other documentation provided by the Company to the Purchaser or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Securities to the Purchaser.

         Section 7.3 ENTIRE AGREEMENT: AMENDMENT. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

         Section 7.4 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second (2nd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

         The addresses for such communications shall be:

to the Company:            Mr. Richard Stanczyk, Chief Financial Officer
                           AimRite Holdings Corporation
                           525 Stevens Avenue West
                           Solana Beach, California  92075
                           FAX:  760-918-9665
                           TEL:  760-918-9425

to the Purchaser:          At the address set forth on the signature page of
                           this Agreement or as specified hereafter in writing by Purchaser.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days' written notice of such changed address to the other party hereto.

         Section 7.5 WAIVERS. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Section 7.6 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         Section 7.7 GOVERNING LAW; SECURITIES PURCHASED IN COLORADO. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to such state's principles of conflict of laws. This transaction is deemed made in the state of Colorado, and the Securities shall be deemed to have been purchased and sold in the state of Colorado.

         Section 7.8 SURVIVAL. The representations and warranties of the Company and the Purchaser contained in herein and the agreements and covenants set forth in Sections 1.1 through 1.4, 3.1 through 3.5 and 7.1 through 7.16 shall survive for a period of three (3) years after the Closing Date.

         Section 7.9 PUBLICITY. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

         Section 7.10  [INTENTIONALLY OMITTED.]

         Section 7.11 ACCEPTANCE. Execution and delivery of this Agreement by the Purchaser shall constitute an offer to purchase the Note, which offer, unless previously revoked by the Purchaser, may be accepted or rejected by the Company, in its sole discretion for any cause or for no cause and without liability to the Purchaser. The Company shall indicate acceptance of this Agreement by signing as indicated on the signature page hereof.

         Section 7.12 BINDING AGREEMENT. Upon acceptance of this Agreement by the Company, the Purchaser agrees that it may not cancel, terminate or revoke any agreement of the Purchaser made hereunder, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the Purchaser.

         Section 7.13 INCORPORATION BY REFERENCE. All information set forth on the signature page is incorporated as integral terms of this Agreement.

         Section 7.14 COUNTERPARTS. This Agreement may be signed in multiple counterparts, which counterparts shall constitute one and the same original instrument.

         Section 7.15 SEVERABILITY. If any portion of this Agreement shall be held illegal, unenforceable, void or voidable by any court, each of the remaining terms hereof shall nevertheless remain in full force and effect as a separate contract.

         Section 7.16 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, the Purchaser has executed this Agreement on the date set forth below.



                            [SIGNATURE PAGE FOLLOWS]

       [SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT DATED SEPTEMBER 7, 2000]


                  COMPANY:

                           AIMRITE HOLDINGS CORPORATION


                           By:______________________________________________
                              Mr. Richard Stanczyk, Chief Financial Officer



                  PURCHASER:

                           SALKSANNA, INC.


                           By:_______________________________________________
                                  (Duly Authorized Officer)



                           Purchaser's Address:
                                                 Salksanna, Inc.
                                                 370 17th Street, Suite 3580
                                                 Denver, Colorado 80202
                                                 Attn:  K.J. Kampmann

                           Required Copy to:     Mr. H. Glenn Bagwell, Jr., Esq.
                                                 3005 Anderson Drive, Suite 204
                                                 Raleigh, North Carolina 27609
                                                 Telecopier:  919.785.3116